Exhibit 10.2
CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.
FOURTH AMENDMENT TO AMENDED AND RESTATED LEASE
1000 WEBWARD LLC, a Delaware limited liability company (“Landlord”), and ROCKET MORTGAGE, LLC, a Michigan limited liability company (formerly known as “Quicken Loans, LLC”) (“Tenant”), enter into this Fourth Amendment to Amended and Restated Lease (this “Amendment”) dated July 31, 2022 (the “Effective Date”).
RECITALS:
A.Landlord and Tenant entered into that certain Amended and Restated Lease dated December 31, 2014 (the “Original Lease”), as amended by that certain First Amendment to Amended and Restated Lease dated as of May 1, 2017 (the “First Amendment”), that certain Second Amendment to Amended and Restated Lease dated as of December 17, 2018 (the “Second Amendment”), that certain letter agreement dated June 30, 2019, between Landlord and Tenant (the “2019 Letter Agreement”), and that certain Third Amendment to Amended and Restated Lease, dated as of July 16, 2021 (the “Third Amendment”, and, together with the Original Lease, the First Amendment, the Second Amendment, and the 2019 Letter Agreement, the “Lease”), with respect to certain premises more particularly described therein in the building having a US Postal Service Address and an emergency response address of One Campus Martius, Detroit, Michigan 48226 (the “Building”).
B.    Landlord and Tenant desire to further amend the Lease as more particularly set forth herein.
C.    Capitalized terms used but not defined herein have the same meaning ascribed to such terms in the Lease.
NOW, THEREFORE, in consideration of the covenants and conditions set forth herein and in the Lease, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant do hereby covenant, promise and agree that the Lease is amended as follows:
1.Recitals. The recital clauses hereinabove set forth are hereby incorporated by reference as though set forth verbatim and at length herein.
2.Partial Surrender of Premises.
(a)The Premises under the Lease consists of the Existing Premises and the Infill Premises, both as defined in the Third Amendment. Landlord is currently negotiating a new lease with StockX LLC, a Michigan limited liability company (“StockX”), pursuant to which StockX will lease from Landlord certain spaces that are currently part of the Existing Premises under the Lease (the “StockX Lease”).
(b)Effective as of 11:59 p.m. Eastern Time on the Effective Date, the Lease shall terminate as to only the portion of the Existing Premises consisting of approximately 35,807 rentable square feet of space located on a portion of the tenth (10th) floor of the Building, as more particularly described on Exhibit A attached hereto and by this reference made a part hereof (the “Woodward Wing Surrender Space”), and all rights and obligations of Landlord and Tenant under the Lease as to the Woodward Wing Surrender Space (except for such rights and obligations as are expressly stated in the

FOURTH AMENDMENT – 1000 WEBWARD LLC – ROCKET MORTGAGE, LLC

Lease or herein to survive the expiration of the Lease or the execution and delivery of this Agreement) shall be terminated as if the Effective Date were the original date set forth in the Lease for the expiration of the Term of the Lease with respect to the Woodward Wing Surrender Space. After the Effective Date, the Woodward Wing Surrender Space shall cease to be a part of the Premises demised by the Lease. However, the Lease shall remain in full force and effect as to the remainder of the Premises (subject to Paragraph 2(c) below).
(c)(i)    Effective as of 11:59 p.m. Eastern Time on the Monroe Wing Surrender Date (as hereinafter defined), the Lease shall terminate as to only the portion of the Existing Premises consisting of approximately 32,038 rentable square feet of floor area on the tenth (10th) floor of the Building, as more particularly described on Exhibit A attached hereto (the “Monroe Wing Surrender Space”), and all rights and obligations of Landlord and Tenant under the Lease as to the Monroe Wing Surrender Space (except for such rights and obligations as are expressly stated in the Lease or herein to survive the expiration of the Lease or the execution and delivery of this Agreement) shall be terminated as if the Monroe Wing Surrender Date were the original date set forth in the Lease for the expiration of the Term of the Lease with respect to the Monroe Wing Surrender Space. After the Monroe Wing Surrender Date, the Monroe Wing Surrender Space shall cease to be a part of the Premises demised by the Lease. However, the Lease shall remain in full force and effect as to the remainder of the then-existing Premises (taking into account the prior termination of the Lease as to the Woodward Wing Surrender Space pursuant to Paragraph 2(b) above).
(ii)    The parties acknowledge that, under the StockX Lease, Landlord will be obligated to deliver the Monroe Wing Surrender Space to StockX on the earlier of: (A) April 1, 2023; or (B) the date that is thirty-one (31) days after StockX provides written notice to Landlord requesting the delivery of such space (the “Monroe Wing Delivery Notice”). The “Monroe Wing Surrender Date” shall be the earlier of: (I) March 31, 2023; or (II) the date that is thirty (30) days after Tenant first receives the Monroe Wing Delivery Notice or a copy thereof (whether from Landlord, StockX, or otherwise).
(d)The Woodward Wing Surrender Space and the Monroe Wing Surrender Space are sometimes herein referred to collectively as the “Surrender Spaces,” and each, individually, as a “Surrender Space.” The Effective Date and the Monroe Wing Surrender Date are sometimes herein referred to collectively as the “Surrender Dates,” and each, individually, as a “Surrender Date.” On or before the applicable Surrender Date, Tenant shall vacate and surrender the applicable Surrender Space and deliver possession of the applicable Surrender Space to Landlord in compliance with the requirements of the Lease for surrender of the Premises at the end of the Term, including, but not limited to, the requirements of Sections 8 and 34 of the Lease. Landlord may remove, at Tenant’s expense, any of Tenant’s property left in the applicable Surrender Space after the applicable Surrender Date in accordance with Section 34 of the Lease (except that, notwithstanding anything contained in Section 34 of the Lease to the contrary, Landlord shall not be required to provide any notice or cure period to Tenant before removing such property). If Tenant remains in the applicable Surrender Space beyond the applicable Surrender Date, the provisions of Section 26 of the Lease shall apply to Tenant’s occupancy of such space (and any amounts payable thereunder with respect to the applicable Surrender Space shall be in addition to all amounts payable under the Lease with respect to the Premises).

FOURTH AMENDMENT – 1000 WEBWARD LLC – ROCKET MORTGAGE, LLC

(e)The parties acknowledge that: (i) during the period commencing on the day immediately following the Effective Date and continuing through the Monroe Wing Surrender Date, the total area of the Existing Premises under the Lease will be approximately 335,698 rentable square feet, and the total area of the entire Premises under the Lease will be approximately 534,407 rentable square feet; and (ii) after the termination of the Lease with respect to both of the Surrender Spaces, the total area of the Existing Premises under the Lease will be approximately 303,660 rentable square feet, and the total area of the entire Premises under the Lease will be approximately 502,369 rentable square feet.
(f)For avoidance of doubt, the parties acknowledge that the 2,053 rentable square foot area consisting of a basketball court on the tenth (10th) floor of the Building, as more particularly described on Exhibit B attached hereto and by this reference made a part hereof (the “Basketball Court”), which is a portion of the Existing Premises, is not included in the Surrender Space and shall therefore remain a part of the Existing Premises after the Surrender Dates.
3.Basic Rental.
(a)Tenant shall continue to pay Basic Rental for the Infill Premises throughout the Term in the same manner and amounts as set forth in the Lease. Nothing contained in this Amendment shall in any way modify or amend the Basic Rental payable for the Infill Premises.
(b)Tenant shall continue to pay Basic Rental for the entire Existing Premises (including, without limitation, the Surrender Spaces) through the Effective Date in the same manner and amounts as set forth in the Lease.
(c)During the period commencing on the day immediately following the Effective Date and continuing through the Monroe Wing Surrender Date, Tenant shall pay Basic Rental for the Existing Premises (which will then exclude the Woodward Wing Surrender Space) as set forth in the following schedule1, which schedule shall supersede and replace the schedule of Basic Rental set forth in Section 1(h) of the Original Lease with respect to the period commencing on the day immediately following the Effective Date and continuing through the Monroe Wing Surrender Date, and such Basic Rental shall be payable in the same manner as set forth in the Lease:

1 Notwithstanding the fact that such schedule may include periods after the Monroe Wing Surrender Date, it shall have no application to the period after the Monroe Wing Surrender Date.

FOURTH AMENDMENT – 1000 WEBWARD LLC – ROCKET MORTGAGE, LLC

Period	Per Rentable Square Foot Per Annum	Annual	Monthly
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
(d)After the Monroe Wing Surrender Date, Tenant shall pay Basic Rental for the Existing Premises (which will then exclude both Surrender Spaces) as set forth in the following schedule2, which schedule shall supersede and replace the schedule of Basic Rental set forth in Paragraph 3(c) above with respect to the period after the Monroe Wing Surrender Date, and such Basic Rental shall be payable in the same manner as set forth in the Lease:

Period	Per Rentable Square Foot Per Annum	Annual	Monthly
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
4.Additional Rent.
(a)Tenant shall continue to pay all additional rent and other charges set forth in the Lease for the Infill Premises (including, without limitation, Tenant's Share for the Infill Premises of Excess Expenses over the Infill Premises Base Expenses, Tenant's Share for the Infill Premises of Excess Taxes over the Infill Premises Base Taxes, and the Security Fee) throughout the Term in the same manner as set forth in the Lease. Nothing contained in this Amendment shall in any way modify or amend any such amounts payable for the Infill Premises.

2 Notwithstanding the fact that such schedule may include periods on or before the Monroe Wing Surrender Date, it shall have no application to any period on or before the Monroe Wing Surrender Date.

FOURTH AMENDMENT – 1000 WEBWARD LLC – ROCKET MORTGAGE, LLC

(b)With respect to the Existing Premises, Tenant’s Share shall continue to be calculated as set forth in Paragraph 6 of the Third Amendment, except that such calculation shall be made based upon the then-current rentable square footage of the Existing Premises, as modified by this Amendment. In addition, the Security Fee and all other amounts payable with respect to the Existing Premises which are calculated on a per rentable square foot basis shall be determined based upon the then-current rentable square footage of the Existing Premises, as modified by this Amendment. Subject to the foregoing terms of this Paragraph 4(b), Tenant shall continue to pay all additional rent and other charges set forth in the Lease (including, without limitation, Tenant's Share for the Existing Premises of Excess Expenses over the Existing Premises Base Expenses, Tenant's Share for the Existing Premises of Excess Taxes over the Existing Premises Base Taxes, and the Security Fee) for the Existing Premises (as modified by this Amendment) throughout the Term in the same manner as set forth in the Lease
5.Contingent Lease Requirement.
(c)Each of Landlord and Tenant acknowledges that the Basketball Court is presently not accessible except by means of access through either of the Surrender Spaces. Tenant acknowledges and understands that Tenant shall bear sole responsibility for making arrangements with StockX to permit Tenant to access the Basketball Court. No inability of Tenant to access the Basketball Court will be deemed to be a breach of the Lease by Landlord or a constructive eviction of Tenant from the Basketball Court, or entitle Tenant to any other remedies as against Landlord (provided, however, for avoidance of doubt, same does not negate Landlord’s obligations under this Paragraph 5 or Tenant’s rights under Section 48 of the Lease).
(d)In the event that (i) Tenant is leasing the Basketball Court, (ii) the StockX Lease is terminated or otherwise modified such that StockX no longer has possession of the Surrender Spaces, and (iii) Tenant is not then leasing the Woodward Wing Surrender Space or does not otherwise have a means of accessing the Basketball Court that has been approved by Landlord (collectively, the “Contingent Lease Conditions”), then (A) Tenant shall lease the entirety of the Monroe Wing Surrender Space pursuant to the terms of this Paragraph 5, (B) the first day of Tenant’s new lease of the Monroe Wing Surrender Space shall be the day the Contingent Lease Conditions are satisfied, (C) the Basic Rental for the Monroe Wing Surrender Space shall be at the Prevailing Rental Rate (as defined in Paragraph 7(a) below) as determined by the applicable provisions of Paragraph 7 below, (D) the new lease term for the Monroe Wing Surrender Space shall be co-terminous with the remainder of the term of the lease of the Basketball Court pursuant to the terms of the Lease (as may be extended), (E) Tenant shall accept the Monroe Wing Surrender Space in its then-current AS-IS condition as of the commencement date of the Lease for the Monroe Wing Surrender Space, (F) the terms of the lease of the Monroe Wing Surrender Space shall otherwise be subject to all of the terms and conditions of the Lease (exclusive of tenant improvement allowances, space planning allowances, refurbishment allowances, other allowances, rent abatements, and other concessions granted with respect to any other portion of the Premises or the lease thereof), and (G) notwithstanding anything to the contrary in the Lease, the Adjacent Structure Parking Spaces (as hereinafter defined) shall be increased at a ratio of two (2) parking spaces per 1,000 rentable square feet of floor area in the Monroe Wing Surrender Space (pro-rata). If the Contingent Lease Conditions are satisfied, the parties shall promptly enter into an amendment documenting the expansion of the Premises under the Lease to include

FOURTH AMENDMENT – 1000 WEBWARD LLC – ROCKET MORTGAGE, LLC

the Monroe Wing Surrender Space and all of the terms of the Lease for such space, as set forth above in this Paragraph 5(b).
6.Right of First Offer. [***]
7.Prevailing Rental Rate.
(a)The “Prevailing Rental Rate” means the fair market base rental which a tenant would pay upon leasing non-subleased, non-encumbered, non-equity space similar to the space in question in the Building or in buildings of comparable quality within the CBD (as defined in Paragraph 7(c) below), taking into consideration that Tenant is in possession of other portions of the Building and all other relevant factors, including, without limitation, the length of the remaining Term and the credit standing of Tenant.
(b)Landlord shall submit to Tenant Landlord's determination of the Prevailing Rental Rate, as the case may be, (i) simultaneously with the delivery of the Offer Notice with respect to Tenant’s rights to an Offer Space under Section 48 of the Lease and (ii) within ten (10) days after the satisfaction of the Contingent Lease Conditions. If Tenant does not notify Landlord of its acceptance of Landlord’s determination of the Prevailing Rental Rate within ten (10) days after receipt of Landlord’s determination of the Prevailing Rental Rate, then the parties shall proceed as provided in Paragraphs 7(c) and 7(d) below.
(c)Within five days after the expiration of such ten (10) day period, Landlord and Tenant shall mutually select an MAI appraiser with experience in real estate activities, including at least ten (10) years' experience in appraising office space in the Central Business District of Detroit, Michigan (“CBD”), which appraiser shall be hereinafter referred to as a “Qualified Appraiser.” If the parties cannot agree on a Qualified Appraiser during such five (5) day period, then within five days thereafter, each party shall select an independent Qualified Appraiser and within five (5) days thereafter the two (2) appointed appraisers shall select a third Qualified Appraiser and the third Qualified Appraiser shall determine the Prevailing Rental Rate for the applicable space in accordance with Paragraph 7(d) below. If either Landlord or Tenant shall fail to make such appointment of a Qualified Appraiser within said five-day period, the Qualified Appraiser who is timely selected shall determine the Prevailing Rental Rate for the Offer Space or the Monroe Wing Surrender Space, as the case may be.
(d)Once the appraiser or third appraiser (the “Deciding Appraiser”) has been selected as provided in Paragraph 7(c) above, the Deciding Appraiser shall, as soon as reasonably practicable thereafter, make its own independent determination as to the Prevailing Rental Rate for the Offer Space or the Monroe Wing Surrender Space, as the case may be (the “Independent Determination”), and such Independent Determination shall be the Prevailing Rental Rate for purposes of Paragraph 5 or Paragraph 6 hereof, as the case may be, and binding on Landlord and Tenant except as provided in Paragraph 7(e) below. If the Deciding Appraiser’s calculation includes a range of rates and/or a range of applicable increases, the Prevailing Rental Rate applicable for the Offer Space or the Monroe Wing Surrender Space, as the case may be, shall be the average of the high and low of such rates and the annual increases of rates shall be the average of the high and low of such increase rates, as applicable. Except as provided in Paragraph 7(e), the parties shall split the cost of the Deciding Appraiser’s fee.

FOURTH AMENDMENT – 1000 WEBWARD LLC – ROCKET MORTGAGE, LLC

(e)With respect to a determination of the Prevailing Rental Rate for an Offer Space only, within ten (10) days after the determination of the Prevailing Rental Rate as provided for above, Tenant shall notify Landlord if it accepts or rejects the Prevailing Rental Rate. If Tenant accepts or fails to timely reject the Prevailing Rental Rate, then (i) Tenant shall have accepted or been deemed to accept the Prevailing Rate, (ii) the parties shall enter into an appropriate amendment documenting the addition of the Offer Space and the Prevailing Rental Rate, and (iii) the parties shall each pay fifty percent (50%) of the Deciding Appraiser’s fee. If Tenant timely rejects the Prevailing Rental Rate, then Tenant shall be deemed to have withdrawn its acceptance of the Offer Notice, and Tenant shall pay one hundred percent (100%) of the fees of its own Qualified Appraiser, as well as one hundred percent (100%) of the fees of the Deciding Appraiser (notwithstanding anything contained in this Amendment to the contrary), and shall reimburse Landlord, within thirty (30) days after Landlord provides an invoice therefor, for all reasonable, third-party, out-of-pocket costs actually incurred by Landlord in connection with the determination of the Prevailing Rental Rate (including, without limitation, all fees of Landlord’s Qualified Appraiser reasonably incurred by Landlord). For avoidance of doubt, this Paragraph 7(e) shall not apply with respect to a Prevailing Rental Rate determined for purposes of a new lease of the Monroe Wing Surrender Space as a result of the satisfaction of the Contingent Lease Conditions.
(f)Sections 48(c) and (d) of the Lease are hereby deleted in their entireties, and are of no further force or effect.
(g)For avoidance of doubt, Landlord confirms that if StockX subsequently surrenders a Surrender Space, same shall be subject to Tenant’s right of first offer in accordance with Section 48 of the Lease, subject, however, to Tenant’s obligation to lease the Monroe Wing Surrender Space if the Contingent Lease Conditions are satisfied as set forth above.
8.Parking. The Surrender Spaces were part of the original Premises leased by Tenant under the Original Lease. In connection with the lease of such space, Section 35 of the Original Lease granted Tenant the right to use one hundred seventy (170) parking spaces for each full floor of the Premises (referred to in the Original Lease as “Tenant's Parking Spaces”), as more fully set forth in and subject to the terms of Section 35 of the Lease. As set forth in Section 35(a) of the Original Lease, forty-five (45) Tenant's Parking Spaces are located in the underground parking area of the Building and the balance of the Tenant's Parking Spaces are located in the other parking structure located adjacent to the Building (such parking spaces being referred to herein as the “Adjacent Structure Parking Spaces”). Effective as of the Effective Date, the total number of the Adjacent Structure Parking Spaces under the Lease will be reduced by seventy-two (72) parking spaces. Effective as of the Monroe Wing Surrender Date, the total number of the Adjacent Structure Parking Spaces under the Lease will be further reduced by sixty-four (64) parking spaces.
9.Brokerage Commissions. Landlord and Tenant represent and warrant each to the other that they have not dealt with any real estate broker in connection with the negotiation or execution of this Amendment other than Bedrock Management Services LLC (“Broker”), whose commission, if any, shall be paid by Landlord pursuant to a separate written agreement between Landlord and Broker. If either party breaches the foregoing representation and warranty it shall indemnify the other party against all costs, expenses, reasonable attorneys’ fees, and other liability for commissions or other compensation

FOURTH AMENDMENT – 1000 WEBWARD LLC – ROCKET MORTGAGE, LLC

claimed by any other broker or agent claiming the same by, through, or under the breaching party.
10.Ratification. Tenant and Landlord each hereby ratify and confirm its respective obligations under the Lease, and represents and warrants to each other that it has no defenses thereto. Additionally, Tenant further confirms and ratifies that, as of the date hereof, the Lease is and remains in good standing and in full force and effect, and Tenant does not have any existing claims, counterclaims, set-offs or defenses against Landlord arising out of the Lease or in any way relating thereto or arising out of any other transaction between Landlord and Tenant.
11.Binding Effect; Conflicts; Governing Law; Venue; Captions. Except as modified hereby, the Lease shall remain in full effect and this Amendment shall be binding upon Landlord and Tenant and their respective successors and assigns. If any inconsistency exists or arises between the terms of this Amendment and the terms of the Lease, the terms of this Amendment shall prevail. This Amendment shall be governed by and construed in accordance with the laws of the state in which the Premises are located. The parties consent to the exclusive jurisdiction of the courts (state and federal) located within the City of Detroit and County of Wayne in the State of Michigan in connection with any dispute arising hereunder. The captions and headings used throughout this Amendment are for convenience of reference only and shall not affect the interpretation of this Amendment.
12.Counterparts. This Amendment may be executed in any number of counterparts and may be signed and/or transmitted by facsimile, electronic mail of a .pdf document, or electronic signature technology (e.g., via DocuSign or similar electronic signature technology), and each of which shall be deemed to be an original, and all of which together shall be deemed to be one and the same instrument. The parties further consent and agree that (a) to the extent a party signs this Amendment using electronic signature technology, by clicking “SIGN” (or similar election), such party is signing this Amendment electronically, and (b) the electronic signature(s) appearing on this Amendment shall be treated, for purposes of validity, enforceability and admissibility, the same as handwritten signatures. Each of Landlord and Tenant intends to be bound by electronically generated signatures and/or by signature(s) on the facsimile or electronically imaged document, is aware that the other party will rely on such signature(s), and hereby waives any defenses to the enforcement of the terms of this Amendment based on the form of signature(s).
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK;
SIGNATURES APPEAR ON FOLLOWING PAGE]

FOURTH AMENDMENT – 1000 WEBWARD LLC – ROCKET MORTGAGE, LLC

[SIGNATURE PAGE TO FOURTH AMENDMENT TO AMENDED AND RESTATED LEASE BETWEEN 1000 WEBWARD LLC AND ROCKET MORTGAGE, LLC]
The parties hereto have executed this Fourth Amendment to Amended and Restated Lease as of the date first set forth above.
“LANDLORD”
1000 WEBWARD LLC,
a Delaware limited liability company

By: /s/ Kofi Bonner

Name:    Kofi Bonner

Its:    Authorized Representative

“TENANT”

ROCKET MORTGAGE, LLC,
a Michigan limited liability company

By: /s/ Amy Bishop

Name:    Amy Bishop
    General Counsel, Executive Vice
Its:     President & Secretary

FOURTH AMENDMENT – 1000 WEBWARD LLC – ROCKET MORTGAGE, LLC

EXHIBIT A
SURRENDER SPACES
[The Woodward Wing Surrender Space is the shaded area designated as “10 Woodward,” together with the shaded area designated as “Corridor,” on the below drawing. The Monroe Wing Surrender Space is the shaded area designated as “10 Monroe” on the below drawing.]

ROCKET MORTGAGE, LLC

N
Corridor
10 Woodward
10 Monroe

FLOOR PLAN NOT TO SCALE

SURRENDER SPACES	
Building Name	One Campus Martius
Building Address	1000 Woodward Ave, Detroit, MI 48226
Suite #	Suite 1000
Floor #	10th Floor
Square Footage	67,845 R.S.F.

“A”

FOURTH AMENDMENT – 1000 WEBWARD LLC – ROCKET MORTGAGE, LLC

EXHIBIT B
BASKETBALL COURT
“B”

FOURTH AMENDMENT – 1000 WEBWARD LLC – ROCKET MORTGAGE, LLC